CONSENT OF INDEPENDENT AUDITORS
                      -------------------------------


The Board of Directors and Stockholders
Vari-L Company, Inc.


     We consent to the incorporation by reference of our report on the financial statements of Vari-L Company, Inc. as of December 31, 1997 and 1996 and for the years then ended in the Company's Registration Statements on Form S-8 (No. 33-88666), (No. 33-81045), and (No. 333-45137) and the
Registration Statement on Form S-3 (No. 333-25173).


                                   /s/Haugen, Springer & Co.
                                   HAUGEN, SPRINGER & CO.


March 9, 1998